UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 1, 2012 (June 1, 2012)

HUGHES Telematics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33860	26-0443717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard

Atlanta, Georgia 30319

(404) 573-5800

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 1, 2012, HUGHES Telematics, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Verizon Communications Inc. (“Parent”), a Delaware corporation, and Verizon Telematics Inc., a Delaware corporation and a newly formed, wholly owned subsidiary of Parent (“Sub”). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving entity, which will become a wholly owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), each outstanding share of common stock of the Company (“Common Stock”) will be converted into the right to receive $12.00 (the “Merger Consideration”) in cash, without interest, other than (i) Earnout Shares (as defined in the Merger Agreement) (which, pursuant to the terms of an escrow agreement previously entered into by the Company and certain stockholders, will automatically be canceled with no consideration paid therefor), (ii) any shares of Common Stock owned by Parent or the Company or any of their subsidiaries (which will automatically be canceled with no consideration paid therefor) and (iii) those shares of Common Stock with respect to which appraisal rights under Delaware law are properly exercised and not withdrawn (in the case of (iii), “Dissenting Shares”). At or prior to the Effective Time, outstanding warrants and vested options (other than Earnout Options (as defined in the Merger Agreement), which will be canceled with no consideration paid therefor) will generally be canceled and converted into the right to receive an amount in cash, without interest, equal to the excess, if any, of the Merger Consideration over the exercise price per share of each such warrant or option, as applicable, multiplied by the number of shares that may be purchased (the “Non-Earnout Option Consideration”), payable within 10 days of the Effective Time. Generally, each Non-Earnout Option (as defined in the Merger Agreement) that is unvested at the Effective Time will be converted into a right to receive the Non-Earnout Option Consideration payable on the earliest of (1) December 31, 2012, (2) the last payroll date of Parent in 2012 and (3) the payroll date of Parent following the date the Non-Earnout Option would have become vested, in an amount equal to the product of the excess of the Merger Consideration over the exercise price per share multiplied by the number of shares that may be purchased.

Under the Merger Agreement, consummation of the Merger is subject to satisfaction or waiver of certain customary closing conditions, including, among others: (i) adoption of the Merger Agreement by holders of a majority of the outstanding shares of Common Stock (the “Company Stockholder Approval”) (which condition has already been satisfied, as described below); (ii) if the Company Stockholder Approval is obtained by the Consent (as defined below), the information statement to be filed by the Company with the Securities and Exchange Commission (the “SEC”) in connection with the Merger (as described below) shall have been cleared by the SEC and shall have been sent to stockholders of the Company (in accordance with Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at least 20 days prior to the Effective Time; (iii) the absence of any law issued, or order granted, by any governmental entity that is in effect and has the effect of making the consummation of the Merger illegal, prohibiting or otherwise preventing the consummation of the Merger or having certain materially adverse effects on the Company, Parent or Parent’s ownership and operation of the Company; (iv) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (v) consents of governmental entities required to be obtained by the Company to consummate the Merger (other than antitrust) have been obtained and (vi) the aggregate number of Dissenting Shares shall not exceed 10% of the total number of shares of Common Stock issued and outstanding as of the date of the Merger Agreement. The Merger is not subject to any financing condition.

Following the execution of the Merger Agreement, on June 1, 2012, stockholders of the Company holding a majority of the issued and outstanding shares of Common Stock executed and delivered to the Company and Parent a written consent, a form of which is attached to the Merger Agreement as Exhibit B (the “Consent”), adopting the Merger Agreement. As a result of the execution and delivery of the Consent, the Company Stockholder Approval has been obtained, and no further action by the Company’s stockholders in connection with the Merger is required.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent and Sub. Among other things, the Company has agreed to use its commercially reasonable efforts to carry on its business, in all material respects, in the ordinary course of business consistent with past practice until the Merger is consummated.

The Merger Agreement prohibits the Company from soliciting, knowingly encouraging, facilitating or assisting takeover proposals from third parties; provided, however, that, notwithstanding the execution and delivery of the Consent constituting the Company Stockholder Approval as described above, prior to 11:59 p.m., New York City time, on July 1, 2012, the Company may, subject to the terms and conditions set forth in the Merger Agreement, furnish information to, and engage in discussions and negotiations with, a third party that makes an unsolicited takeover proposal that the Board of Directors determines in good faith constitutes, or could reasonably be expected to lead to, a Superior Proposal (as defined in the Merger Agreement). In the event that the Board of Directors determines in good faith that such a takeover proposal constitutes a Superior Proposal and the Company complies with certain notice and other conditions set forth in the Merger Agreement, including providing Parent with a three (3) business day period to match or improve upon such Superior Proposal, and Parent does not deliver a proposal matching or improving upon such Superior Proposal (as determined by the Company’s Board of Directors in good faith) within such three (3) business day period, the Company may, prior to 11:59 p.m., New York City time, on July 1, 2012 (subject to certain extensions under the limited circumstances described in the Merger Agreement), terminate the Merger Agreement to accept such Superior Proposal. In such event, the Company must pay Parent a termination fee in the amount of $21,385,000 (the “Termination Fee”) substantially concurrently with such termination.

The Merger Agreement contains certain provisions giving each of Parent and the Company rights to terminate the Merger Agreement under certain circumstances. Upon termination of the Merger Agreement, under specified circumstances (including those described above), the Company may be required to pay Parent the Termination Fee.

The foregoing description of the Merger Agreement and the transactions and agreements contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and the terms of which are incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made by the parties thereto only for purposes of that agreement and as of specific dates; were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement (such disclosures include information that has been included in the Company’s public disclosures, as well as additional non-public information); may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Parent or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 1, 2012, affiliates of Apollo Global Management, LLC, including Apollo Management V, L.P., Communications Investors, LLC and PLASE HT, LLC, the holders of 62,668,697 shares of Common Stock, constituting approximately 59.2% of the voting power of the outstanding shares of Common Stock at that time, executed the Consent adopting the Merger Agreement. No further approval of the stockholders of the Company is required to adopt the Merger Agreement. The Company will file with the SEC as promptly as practicable, and mail to its stockholders, an information statement describing the Merger Agreement and the transactions contemplated thereby, including the Merger.

Item 8.01	Other Events.

On June 1, 2012, the Company and Parent jointly issued a press release in connection with the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Forward Looking Statements

Information set forth in this Current Report on Form 8–K contains forward-looking statements that involve numerous risks and uncertainties. The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act including, without limitation, statements regarding the expected benefits and closing of the proposed Merger and management’s expectations, beliefs and intentions. All forward-looking statements included in this communication are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the Company’s results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Undue reliance should not be placed on any forward-looking statements, which speak only as of the date made. Neither the Company nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the Company’s control. These factors include (without limitation): failure to satisfy any condition to closing of the Merger and that, in such case, the Company’s business will have been adversely affected during the pendency of the Merger; failure to consummate or delay in consummating the transaction for other reasons; changes in laws or regulations; and changes in general economic conditions. The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information please refer to the Company’s most recent Form 10–K, 10–Q and 8–K reports filed with the SEC.

Additional Information and Where to Find It

This communication is being made in respect of the proposed Merger involving the Company and Parent. The Company will prepare an information statement for its stockholders containing the information with respect to the Merger specified in Schedule 14C promulgated under the Exchange Act and describing the proposed Merger. When completed, a definitive information statement will be mailed to the Company’s stockholders. The Company and Parent may be filing other documents with the SEC as well. INVESTORS ARE URGED TO CAREFULLY READ THE INFORMATION STATEMENT REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website, http://www.sec.gov or from the Company by directing a request by mail or telephone to the Company at 2002 Summit Boulevard, Atlanta, Georgia, 30319, Attention: Investor Relations, (404) 573-5800.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 1, 2012, by and among Verizon Communications Inc., Verizon Telematics Inc. and HUGHES Telematics, Inc.

99.1	Press Release, dated June 1, 2012, jointly issued by HUGHES Telematics, Inc. and Verizon Communications Inc., regarding the Merger.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2012	HUGHES TELEMATICS, INC.

	By:	/s/ Robert C. Lewis
	Name:	Robert C. Lewis
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 1, 2012, by and among Verizon Communications Inc., Verizon Telematics Inc. and HUGHES Telematics, Inc.

99.1	Press Release, dated June 1, 2012, jointly issued by HUGHES Telematics, Inc. and Verizon Communications Inc., regarding the Merger.

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